[PRICEWATERHOUSECOOPERS LETTERHEAD]


                                  EXHIBIT 23.1
                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this registration statement of Catawba Valley Bancshares, Inc. on Form S-8 of our report, dated January 22, 1999, on our audits of the financial statements of Catawba Valley Bank as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998.


/s/ PRICEWATERHOUSECOOPERS, LLP
-------------------------------
PRICEWATERHOUSECOOPERS, LLP


July 19, 1999


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